SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)      June 20, 2005

ZAP

(Exact name of Registrant as specified in its charter)

California	0-303000	94-3210624
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Fourth Street
Santa Rosa, CA, 95401
(Address of principal executive offices)

(707) 525-8658
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 20, 2005 , ZAP received approval to list it’s common stock on the Archipelago Exchange (ArcaEx) under the symbol “ZAPZ”. This exchange is a facility of the Pacific Exchange and is the nation’s first totally open, all-electronic stock exchange. After listing on AcraEx, ZAP will ensure a smooth transition from the Over the Counter Bulletin Board (OTCBB) where the common stock is currently traded.

ITEM 9.01	Financial Statements and Exhibits.
(c)	Exhibits.
	Exhibit No.	Description

99.1	Press Release dated June 20, 2005, ZAP Announces Approval to List on “ArcaEX”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

June 20, 2005

ZAP

BY:

/s/   Steven Schneider

Steven Schneider, Chief Executive Officer